Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 250 356-8626

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: December 18, 2013 03:13 PM Pacific Time Incorporation Number: BC0446131 Recognition Date: Incorporated on April 30, 1993

NOTICE OF ARTICLES

Name of Company:

FOCUS VENTURES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:

Delivery Address:

200 BURRARD STREET, SUITE

200 BURRARD STREET, SUITE

650 VANCOUVER BC V6C 3L6

650 VANCOUVER BC V6C 3L6

CANADA

CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

Delivery Address:

200 BURRARD STREET, SUITE

200 BURRARD STREET, SUITE

650 VANCOUVER BC V6C 3L6

650 VANCOUVER BC V6C 3L6

CANADA

CANADA

DIRECTOR INFORMATION Last Name, First Name, Middle Name: CASS, DAVID Mailing Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA	Delivery Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA

Last Name, First Name, Middle Name: RIDGWAY, SIMON Mailing Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA	Delivery Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA

Last Name, First Name, Middle Name: RUSHTON, RALPH Mailing Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA	Delivery Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA

Last Name, First Name, Middle Name: OSLER, TIM Mailing Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA	Delivery Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA

Last Name, First Name, Middle Name: SZOTLENDER RAJS, MARIO Mailing Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA	Delivery Address: 200 BURRARD STREET, SUITE 650 VANCOUVER BC V6C 3L6 CANADA

AUTHORIZED SHARE STRUCTURE

1.

No Maximum

COMMON Shares

Without Par Value

Without Special Rights or

Restrictions attached

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